UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21885

ENCOMPASS FUNDS

 (Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA            94109

                                (Address of principal executive offices)                              (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: August 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Encompass Fund

		Schedule of Investments
	August 31, 2012 (Unaudited)

Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agricultural Chemicals
607,000	BioExx Specialty Proteins Ltd. * (Canada)	$ 80,006
500,000	Rio Verde Minerals Development Corp. * (Canada)	101,389
		181,395	1.81%

Amusement & Recreation Services
9,000	Live Nation Entertainment, Inc. *	76,680	0.76%

Coal Mining & Processing
35,700	Forbes & Manhattan Coal Corp. * (Canada)	30,405
25,000	SouthGobi Resources Ltd * (Canada)	68,184
		98,589	0.98%

Copper Mining & Processing
500,000	Boxxer Gold Corp. * (Canada)	45,625
800,000	Excelsior Mining Corp. * (Canada)	259,556
800,000	International PBX Ventures Ltd. * (Canada)	60,834
1,100,000	Redhawk Resources, Inc. * (Canada)	479,570
		845,585	8.43%

Drug Delivery Systems
150,000	Delcath Systems, Inc. *	297,000	2.96%

Electronic Computers
200	Apple Inc.	133,048	1.33%

Gold Exploration & Mining
800,000	Aguila American Gold Ltd. * (Canada)	141,945
90,000	Atacama Pacific Gold Corp. * (Canada)	274,663
502,500	Avion Gold Corp. * (Canada)	356,636
606,800	Brazil Resources Inc. * (Canada)	615,228
66,000	Brazil Resources Inc. * (Restricted) (Canada)	60,225
1,000,000	Canarc Resource Corp. * (Canada)	126,736
337,000	Caza Gold Corp. * (Canada)	51,252
4,765	Comstock Mining, Inc. *	14,104
1,000,000	Corex Gold Corp. * (Canada)	81,111
225,000	Gold Standard Ventures Corp. * (Canada)	393,750
173,430	Nortec Minerals Corp. * (Canada)	13,874
3,000,000	Soho Resources Corp. * (Canada)	45,625
3,176	Yamana Gold Inc. (Canada)	54,398
		2,229,547	22.24%

Industrial Metals & Minerals
175,000	American Vanadium Corp. * (Canada)	108,233
83,500	American Vanadium Corp. * (Restricted) (Canada)	46,478
239,500	Avalon Rare Metals Inc. * (Canada)	428,705
790,000	Aztec Metals Corp. * (Restricted) (Canada)	31,600
550,000	Dacha Strategic Metals Inc. * (Canada)	284,396
425,786	United States Antimony Corp. *	1,107,044
		2,006,456	20.01%

Industrial Processing
166,000	EnWave Corp. * (Canada)	237,311	2.37%

Insurance (Private Mortgage)
23,000	MGIC Investment Corp. *	27,140	0.27%

Oil & Gas Exploration & Production
1,000,000	Border Petroleum Corp. * (Canada)	167,292
1,400,000	Continental Energy Corp. *	77,000
273,598	Dejour Energy Inc. * (Canada)	38,577
2,362,946	GeoPetro Resources Company * **	330,812
15,100	GeoPetro Resources Company *	2,114
77,724	Magnum Hunter Resources Corp. *	334,213
55,000	NiMin Energy Corp. * (Canada)	59,110
400,000	Petrodorado Energy Ltd. * (Canada)	70,972
400,000	Zodiac Exploration Inc. * (Canada)	20,278
		1,100,368	10.97%

Oil & Gas Field Services
500,000	Estrella International Energy Services Ltd. * (Canada)	50,695	0.51%

Real Estate Development
1,500,000	360 VOX Corporation * (Canada)	182,500	1.82%

Silver Mining and Processing
22,000	Endeavour Silver Corp. * (Canada)	195,580
75,000	Paramount Gold and Silver Corp. *	186,000
7,000	Silver Wheaton Corp. (Canada)	242,200
		623,780	6.22%

Uranium Mining & Exploration
240,000	Crosshair Energy Corporation * (Canada)	45,792
400,000	European Uranium Resources Ltd. * (Canada)	129,778
250,000	Strateco Resources Inc. * (Canada)	59,566
247,615	Uranium Energy Corp. *	631,418
		866,554	8.64%

Total for Common Stocks (Cost - $12,208,868)		8,956,648	89.32%

CONVERTIBLE NOTES
250,000	Continental Energy Corp., 10%, 9/16/2012 (Restricted)	250,000
Total for Convertible Notes Securities (Cost - $250,000)		250,000	2.49%

CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013 (Canada)	159,749
Total for Corporate Bonds (Cost - $141,228)		159,749	1.59%

PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred	179,394
Total for Preferred Stock (Cost - $100,000)		179,394	1.79%

REAL ESTATE INVESTMENT TRUSTS
16,800	Ashford Hospitality Trust Inc.	139,104
Total for Real Estate Investment Trusts (Cost - $119,474)		139,104	1.39%

WARRANTS
400,000	Aguila American Gold Ltd. * (expires 5-19-2013) (a)	$ -
87,500	American Vanadium Corp. * (expires 9-1-2012) (b)	-
41,750	American Vanadium Corp. (Restricted) * (expires 1-21-2014) (c)	-
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2013) (d)	-
142,500	Canadian Overseas Petroleum Limited * (expires 12-1-2013) (e)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 9-21-2013) (f)	-
150,000	Crosshair Energy Corporation * (expires 11-23-2012) (g)	-
15,000	Delcath Systems, Inc. * (expires 5-31-2015) (h)	4,950
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 3-3-2015) (i)	-
100,000	European Uranium Resources Ltd. * (expires 12-30-2012) (j)	-
400,000	Excelsior Mining Corp. * (expires 2-28-2013) (k)	-
262,500	GeoPetro Resources Company * ** (expires 9-30-2013) (l)	-
62,500	GeoPetro Resources Company * ** (expires 12-23-2013) (m)	-
116,700	GeoPetro Resources Company * ** (expires 12-31-2013) (n)	-
575,000	GeoPetro Resources Company * ** (expires 3-2-2014) (o)	-
227,273	GeoPetro Resources Company * ** (expires 4-28-2014) (p)	-
200,000	International PBX Ventures Ltd. * (expires 2-8-2014) (q)	-
7,772	Magnum Hunter Resources Corp. * (expires 10-13-2013) (r)
800,000	Nortec Minerals Corp. * (expires 7-7-2013) (s)	-
100,000	Oremex Silver Inc. * (expires 12-22-2012) (t)	-
300,000	Petrodorado Energy Ltd. * (expires 12-3-2012) (u)	-
500,000	Rio Verde Minerals Development Corp. * (expires 7-28-2016) (v)	-
1,500,000	Soho Resources Corp. * (expires 8-9-2013) (w)	-
75,000	United States Antimony Corp. * (expires 1-20-2014) (x)	7,500
7,500	United States Antimony Corp. (Restricted) * (expires 6-29-2014) (y)	675
Total for Warrants (Cost - $0)		13,125	0.13%

MONEY MARKET FUNDS
348,457	Fidelity Institutional Money Market Portfolio 0.21% ***	348,457
Total for Money Market Funds (Cost - $348,457)		348,457	3.48%

	Total Investments	10,046,477	100.19%
	(Cost - $13,168,027)

	Liabilities in Excess of Other Assets	(19,431)	-0.19%

	Net Assets	$ 10,027,046	100.00%

* Non-Income producing securities during the period.
** Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security represents
3.30% of the portfolio at August 31, 2012, and is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*** Variable rate security; the coupon rate shown represents the rate at August 31, 2012.
The accompanying notes are an integral part of these financial statements.
(a) Aguila American Gold Ltd. warrants expire May 19, 2013, with an exercise price of $0.65 Canadian.
(b) American Vanadium Corp. warrants expire September 1, 2012, with an exercise price of $1.95 Canadian.
(c) American Vanadium Corp. warrants expire January 21, 2014, with an exercise price of $1.00 Canadian.
(d) Aztec Metals Corp. warrants expire January 28, 2013, with an exercise price of $0.075 Canadian.
(e) Canadian Overseas Petroleum Limited warrants expire December 1, 2013, with an exercise price of $0.65 Canadian.
(f) Continental Energy Corp. warrants expire September 21, 2013, with an exercise price of $0.12.
(g) Crosshair Energy Corporation warrants expire November 23, 2012, with an exercise price of $1.00 Canadian.
(h) Delcath Systems, Inc. warrants expire May 31, 2015, with an exercise price of $1.65.
(i) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(j) European Uranium Resources Ltd. warrants expire December 30, 2012, with an exercise price of $2.00 Canadian.
(k) Excelsior Mining Corp. warrants expire February 28, 2013, with an exercise price of $1.00 Canadian.
(l) GeoPetro Resources Company warrants expire September 30, 2013, with an exercise price of $0.75.
(m) GeoPetro Resources Company warrants expire December 23, 2013, with an exercise price of $0.50.
(n) GeoPetro Resources Company warrants expire December 31, 2013, with an exercise price of $0.75.
(o) GeoPetro Resources Company warrants expire March 2, 2014, with an exercise price of $0.75.
(p) GeoPetro Resources Company warrants expire April 28, 2014, with an exercise price of $1.00.
(q) International PBX Ventures Ltd. warrants expire February 8, 2014, with a exercise price of $0.25 Canadian.
(r) Magnum Hunter Resources Corp. warrants expire October 13, 2013, with an exercise price of $10.50.
(s) Nortec Minerals Corp. warrants expire July 7, 2013, with an exercise price of $0.20 Canadian.
(t) Oremex Silver Inc. warrants expire December 22, 2012, with an exercise price of $0.17 Canadian.
(u) Petrodorado Energy Ltd. warrants expire December 3, 2012, with an exercise price of $0.35 Canadian.
(v) Rio Verde Minerals Development Corp. warrants expire July 28, 2016, with an exercise price of $0.85 Canadian.
(w) Soho Resources Corp. warrants expire August 9, 2013, with an exercise price of $0.175 Canadian.
(x) United States Antimony Corp. warrants expire January 20, 2014, with an exercise price of $2.50.
(y) United States Antimony Corp. warrants expire June 29, 2014, with an exercise price of $2.50.

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

(Unaudited)

1.) SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of total investment securities owned at August 31, 2012 was $13,168,027. At August 31, 2012, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $2,685,069                   ($5,806,619)                              ($3,121,550)

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at August 31, 2012, the sale of which are restricted. The investments have been valued by the Fund’s investment advisor (“Adviser”) pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

                                                                        Acquisition

  Restricted Security                                              Date

                       Cost

                   Units          Fair Value per Unit       Fair Value

  American Vanadium Corp.

8/20/2012     $52,378           83,500

                     0.557

               $46,478

  American Vanadium Corp. – Warrants

8/20/2012

     0           41,750

         0.000

             0

  Aztec Metals Corp.

3/11/2010       39,085         790,000

                     0.040

                 31,600

  Aztec Metals Corp. – Warrants

  1/8/2010

     0         245,000                  0.000

             0

  Brazil Resources, Inc.

                                    9/21/2010       22,366

      66,000                  0.912

                 60,225

  Continental Energy Corp. *.

                        9/19/2011     250,000

    250,000                  1.000

               250,000

  Continental Energy Corp. - Warrant

            9/28/2011               0

 1,562,500                  0.000

                         0

  GeoPetro Resources Company

            9/20/2010  1,124,530       2,362,946                 0.140

                           330,812

  GeoPetro Resources Company - Warrants

            9/20/2010

                 0         262,500

                     0.000

                         0

  GeoPetro Resources Company - Warrants       12/31/2010               0         116,700                  0.000                               0

  GeoPetro Resources Company - Warrants          3/2/2011               0           62,500                  0.000                                0

  GeoPetro Resources Company - Warrants          3/2/2011               0         575,000                  0.000                                0

  GeoPetro Resources Company - Warrants        5/12/2011               0         227,273                  0.000                                0

  United States Antimony Corp. -- Warrants        1/27/2012                0

                   7,500                  1.000

                                  675

                          $719,790

* Convertible Note 10% 9/16/2012

The restricted securities, including those securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, represented 7.18% of the Fund’s net assets at August 31, 2012. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken on the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

3.) SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The following tables summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$8,487,533	$437,515	$31,600	$8,956,648
Convertible Notes	$0	$250,000	$0	$250,000
Corporate Bonds	$0	$159,749	$0	$159,749
Preferred Stock	$0	$179,394	$0	$179,394
Real Estate Investment Trusts	$139,104	$0	$0	$139,104
Warrants	$0	$13,125	$0	$13,125
Money Market Funds	$348,457	$0	$0	$348,457
Total	$8,975,094	$1,039,783	$31,600	$10,046,477

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, such as the last trade price and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable.

The following is a reconciliation of assets for which level 3 inputs were used in determining value during the three month period ended August 31, 2012:

Preferred Stock
Beginning balance at May 31, 2012	$ 31,600
Total Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	0
Purchases	0
Sales	0
Net transfers in/out of level 3	0
Ending balance at August 31, 2012	$ 31,600

The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at August 31, 2012 includes $0.

The following table shows transfers between level 1 and level 2 of the fair value hierarchy during the three month period ended August 31, 2012:

Transfers In

Transfers Out

Level 1

      Level 2

 Level 1

        Level 2

          $225,417

          $-

                $-

                  $225,417

Financial assets were transferred from level 2 to level 1 when the underlying positions were no longer restricted securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including corporate bonds, fixed income securities, preferred stock, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Trust’s Board of Trustees and are generally categorized in level 2 or level 3, as appropriate, of the fair value hierarchy.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:     October 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:     October 24, 2012

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:     October 24, 2012